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                                  EXHIBIT 10.22

                    AGREEMENT FOR PURCHASE AND SALE OF STOCK
                           OF TOMORROW'S MORNING, INC.

     This Agreement for Purchase and Sale of Stock of Tomorrow's Morning, Inc. (the "Agree ment") is entered into on December 14, 1998, by and between Wolfgang Struss (the "Buyer") and Tomorrow's Morning, Inc. (the "Company") with reference to the following facts and circumstances:

     A. Concurrently herewith, Buyer has loaned to the Company the sum of $100,000 (the "Loan").

     B. In consideration for the Loan, the Company desires to transfer to Buyer 100,000 shares of the Company's no par value Common Stock (the "Shares"), and Buyer desires to acquire the Shares from the Company, in each case on the terms set forth herein.


     NOW, THEREFORE, the parties hereto agree as follows:

     1. SALE OF SHARES. In consideration for the Loan and without the requirement of any additional payment, Seller hereby sells the Shares to Buyer, and Buyer hereby purchases the Shares from Seller.

     2.  REPRESENTATIONS AND WARRANTIES.

         (a) AUTHORITY AND TITLE. The Company warrants and represents that (i) it has the full right, power and authority to enter into this Agreement and (ii) Buyer will acquire good title to the Shares free and clear of all claims, liens, encumbrances, restrictions and other rights, other than as set forth in the legend specified in Section 4 below.

         (b) BUYER'S KNOWLEDGE AND SOPHISTICATION. Buyer warrants and represents that (i) he is familiar with the Company's operations, (ii) he has had the opportunity to examine the Company's most recent financial statements, (iii) he is aware of the extent of the Company's business, assets and liabilities, (iv) he is acquiring the Shares for investment and not for distribution and (v) by reason of his business and financial experience, he has the capacity to protect his interests regarding the Shares and to evaluate the merits and risks of an acquisition of the Shares.

     3. REGISTRATION UNDER SECURITIES ACT OF 1933.

         (a) REGISTRATION RIGHTS. The Company agrees that if, at any time and from time to time, the Board of Directors of the Company shall authorize the filing of a registration statement or a post-effective amendment to a registration statement other than the registration statement for the Company's initial public offering (Registration No. 333-4792-LA) (any such fees and expenses in connection with all registration statements filed pursuant to this
Section 3 including, without limitation, registration filing fees, the Company's legal and accounting fees, printing

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expenses, and blue sky fees and expenses, (iii) to take all necessary action which may be required in qualifying or registering the Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by Buyer; provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction, (iv) to furnish to Buyer (and to each underwriter, if any), an opinion of counsel to the Company dated the effective date and the closing date and a "cold comfort" letter dated the effective date and closing date and (v) to indemnify Buyer against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which Buyer may become subject under the Act, the Exchange Act or any other statute, common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Commission, any state securities commission or agency, the National Association of Securities Dealers, Inc., The Nasdaq Stock Market or any securities exchange, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements contained therein not misleading, unless such statement or omission was made specifically in reliance upon and in conformity with written information furnished to the Company by Buyer expressly and specifically for use in such registration statement, any amendment or supplement thereto or any application, as the case may be. The Company agrees promptly to notify Buyer of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the resale of the Shares or in connection such registration statement. Buyer, and his successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished in writing by or on behalf of Buyer or his successors or assigns, expressly for specific inclusion in such registration statement; provided, however, that the obligations of Buyer hereunder shall be limited to an amount equal to the proceeds to Buyer from the sale of the Shares. Each party entitled to indemnification under this Section 5(b) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder except to the extent the Indemnifying Party is actually prejudiced. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which consent shall not unreasonably be withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or

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litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom. Notwithstanding the foregoing provisions of this Section 3, any such payment or reimbursement by Buyer of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Company or such indemnified person as a direct result of the Company or such person's gross negligence or willful misfeasance will be promptly repaid to Buyer.

                  (c) RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Shares to the public without registration, the Company agrees to use its best efforts to (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Act (and any successor rule to Rule 144), and (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at all times while it is subject to such reporting requirements.

                  (d) TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register the Shares under this Section 3 may be transferred or assigned by Buyer to a permitted transferee or assignee of the Shares; provided that the Company is given written notice by Buyer at the time of or within a reasonable time after said permitted transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned and provided further that the transferee or assignee of such rights assumes the obligations of Buyer under this Section 3.

         4.       TRANSFERABILITY.

                  (a) Subject to Section 3 above, the Shares have not been, and will not be, registered under the Act or qualified under the laws of any jurisdiction. In issuing the Shares, the Company has relied, among others, upon the exemption from registration provided by Section 4(2) of the Act on the ground that the Shares are to be issued in a transaction by an issuer not involving any public offering.

                  (b) Buyer agrees not to offer, sell, transfer, pledge or hypothecate any of the Shares without an effective registration statement for such Shares under the Act and all required state qualifications or an opinion of counsel satisfactory to the Company to the effect that such registration and qualifications are not required.

                  (c) The certificates evidencing the Shares shall contain a legend substantially in the form set forth below, and the Company may issue orders to to its transfer agent for the Common Stock not to transfer the Shares if such restrictions are not satisfied.

                     "THE SECURITIES REPRESENTED BY THIS
                     CERTIFICATE HAVE NOT BEEN REGISTERED
                     PURSUANT TO THE SECURITIES ACT OF 1933

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                     OR QUALIFIED UNDER THE LAWS OF ANY
                     STATE. THEY MAY NOT BE OFFERED, SOLD,
                     TRANSFERRED, PLEDGED OR HYPOTHECATED
                     IN THE ABSENCE OF AN EFFECTIVE
                     REGISTRATION STATEMENT AND ALL
                     REQUIRED STATE QUALIFICA TIONS OR AN
                     OPINION OF COUNSEL SATISFACTORY TO THE
                     ISSUER HEREOF TO THE EFFECT THAT SUCH
                     REGISTRATION AND QUALIFICATIONS ARE
                     NOT REQUIRED."

         5. FURTHER ACTS. At any time and from time to time, each party hereto shall, at the request of the other party, perform or cause to be performed and execute, acknowledge and deliver or cause to be executed, acknowledged and delivered all such further acts, assignments and documents as may be necessary or desirable to more fully consummate the transactions contemplated by this Agreement.

         6. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and any agreements or instruments executed pursuant hereto or concurrently herewith contain the entire agreement between the parties with respect to the transactions contemplated by this Agreement and supersede all prior writings, negotiations and understandings. Such documents contain all of the covenants, representations, warranties, promises or agreements, oral or otherwise, that have been made by any party, or anyone acting on behalf of any party, and no covenant, representation, warranty, promise or agreement not contained therein shall be binding or valid. No waiver or amendment of any provision of this Agreement shall be effective unless in writing and signed by the party to be bound.

         7. HEADINGS. The headings or captions in this Agreement are for convenience and reference only and do not form a part hereof and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.

          8. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and the counterparts shall together constitute one and the same agree ment, binding each of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

         9. SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained therein, provided that elimination of such provision does not affect the fundamental terms of this Agreement.

         10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of laws rules thereof.

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         11. NOTICES. No notice or other communication under this Agreement shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

                  (a) the Company at 125 South Barrington Place, Los Angeles, California 90049 or such other address as the Company has designated in writing to Buyer; or

                  (b) Buyer at ____________________________________________, or
at such other address as Buyer has designated in writing to the Company.

         12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties herein shall survive the closing of the purchase and sale of the Shares and continue in full force and effect at all times thereafter.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.
                                            "BUYER":

                                            --------------------------------
                                            Wolfgang Struss


                                            "SELLER":

                                            TOMORROW'S MORNING, INC.


                                            By:
                                               -----------------------------
                                                  Adam Linter, President